UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 11, 2007 (September 6, 2007)

Glimcher Realty Trust
(Exact name of Registrant as specified in its Charter)

Maryland	001-12482	31-1390518
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 East Gay Street, Columbus, Ohio	43215
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (614) 621-9000

N/A
(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)   On May 14, 2007, Glimcher Realty Trust (the “Registrant”) filed a Current Report on Form 8-K (“Form 8-K”) reporting that Mr. Timothy J. O’Brien had been elected by the Registrant’s Board of Trustees (the “Board”) on May 11, 2007 to serve as a Class I Trustee of the Registrant, but as of the Form 8-K filing date had not been appointed to serve on any committees of the Board.  On September 6, 2007, Mr. O’Brien was appointed to serve on the Board’s Audit Committee, Executive Committee, and newly created Strategic Planning Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Glimcher Realty Trust
(Registrant)
Date: September 11, 2007	/s/ Kim A. Rieck Kim A. Rieck Senior Vice President, General Counsel & Secretary